                                                                     EXHIBIT 3.2

  (IF AN ORIGINAL ISSUE,\PLACE REVENUE STAMPS ON REVERSE SIDE OF THIS STUB.)

                          ISSUED TO_________________________  NUMBER ORIGINAL CERTIFICATE________  RECEIVED CERTIFICATE NO._________

CERTIFICATE NUMBER______  __________________________________  NUMBER ORIGINAL SHARES_____________  FOR________________________SHARES

FOR_______________SHARES  FROM WHOM TRANSFERRED_____________  NUMBER OF SHARES TRANSFERRED_______  DATED____________________________

DATED___________________  ________________DATED_____________  RE-ISSUED IN CERTIFICATE NO._______  _________________________________


---------                                                               --------
 NUMBER                                                                  SHARES
                                    [SEAL]
---------                                                               --------
             INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO




This Certifies that ____________________________________________ is the owner of
________________________________________ fully paid and non-assessable shares of convertible non-voting preferred shares without par value of OurPet's Company.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.

SEE REVERSE FOR CERTAIN DEFINITIONS

Dated ____________________________


_________________________________   [SEAL]   ___________________________________
            SECRETARY                                     PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  _ _ as tenants in common                UNIF GIFT MIN ACT_ _ ..........Custodian............
  TEN ENT  _ _ as tenants by the entireties                                (Cust)             (Minor)
                                                                        under Uniform Gifts to Minors
  JT TEN   _ _ As joint tenants with right of
               survivorship and not as tenants                          Act ................
               in common                                                       (State)

    Additional abbreviations may also be used though not in the above list.


For value Received ____hereby sell assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------_______________________________________

_______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
of the Shares represented by the within Certificate and do hereby irrevocably constitute and appoint

_____________________________________________________Attorney to transfer the said Shares on the Books of the within named Company with full power of substitution in the premises
Dated________________19_____________

                          ______________________________________________________

                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

    The Shares represented by this certificate are not registered under the
     Securities Act of 1933, as amended, and such shares may not be sold, transferred or otherwise disposed of unless there is in effect with respect thereto a registration statement pursuant to said Act or unless the registered owner of such shares delivers to the issuer the written opinion of counsel satisfactory to the issuer that such sale, transfer or other disposition is exempt from the registration provision of said Act.

   The corporation will mail to the shareholder a copy of the express terms, if any, of the shares represented by this certificate and of the other class or classes and series of shares, if any, which the corporation is authorized to issue, without charge within five days after receipt of written request therefore.